Exhibit 24

POWER OF ATTORNEY

The undersigned directors and officers of J.Crew Group, Inc., hereby appoint each of Millard Drexler, James Scully and Jennifer O’Connor, as attorney-in-fact for the undersigned, with full power of substitution for, and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, any and all amendments (including post-effective amendments) and exhibits to the registration statement on Form S-4 and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered thereby, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Millard Drexler	June 3, 2011
Millard Drexler

/s/ James Scully	June 9, 2011
James Scully

/s/ James Coulter	June 14, 2011
James Coulter

/s/ John Danhakl	June 1, 2011
John Danhakl

/s/ Jonathan Sokoloff	June 1, 2011
Jonathan Sokoloff

/s/ Carrie Wheeler	June 1, 2011
Carrie Wheeler

[J.Crew Group, Inc. Power of Attorney]

POWER OF ATTORNEY

The undersigned directors and officers of J. Crew International, Inc., hereby appoint each of Millard Drexler, James Scully and Jennifer O’Connor, as attorney-in-fact for the undersigned, with full power of substitution for, and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, any and all amendments (including post-effective amendments) and exhibits to the registration statement on Form S-4 and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered thereby, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Melanie Andrews	June 1, 2011
Melanie Andrews

/s/ James Scully	June 9, 2011
James Scully

/s/ Jennifer O’Connor	June 14, 2011
Jennifer O’Connor

/s/ Nicholas Lamberti	June 14, 2011
Nicholas Lamberti

/s/ Gordon Stewart	June 2, 2011
Gordon Stewart

[J. Crew International Power of Attorney]

POWER OF ATTORNEY

The undersigned directors and officers of J. Crew Operating Corp., J. Crew Inc., Grace Holmes, Inc., H. F. D. No. 55, Inc., J. Crew Virginia, Inc., and Madewell Inc. hereby appoint each of Millard Drexler, James Scully and Jennifer O’Connor, as attorney-in-fact for the undersigned, with full power of substitution for, and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, any and all amendments (including post-effective amendments) and exhibits to the registration statement on Form S-4 and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered thereby, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ James Scully	June 9, 2011
James Scully

/s/ Nicholas Lamberti	June 14, 2011
Nicholas Lamberti

/s/ Jennifer O’Connor	June 14, 2011
Jennifer O’Connor

[Guarantor Power of Attorney]